Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2022
Related Party Transactions
Schedule of transactions with related party

Years ended December 31:	2022	2021	2020
Fee income	$1,191	$1	$9
Other income	462	—	86
Dividends received	198	198	—
Royalty expenses	(682)	(700)	(660)
Reversal of expected credit loss allowance, net	—	—	15
Fee expenses	(2,198)	—	(80)
Reimbursements of expenses, primarily including employee benefits and lease and office expenses	(4,914)	(1,007)	(276)

Schedule of key management personnel

Years ended December 31:	2022		2021		2020
Short-term employee benefits	$1,817	*	$1,288	*	$1,413	*
Post-employment benefits	142		80		—
Directors’ fees	666		659		579
Share-based compensation**	—		1,087		—
Total	$2,625		$3,114		$1,992

*    Net of salary and expenses.

**  Amounts computed based on fair values using the Black-Scholes-Merton formula. (See Note 19).